GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL CONTRA FUND

Supplement dated May 7, 2007, to the

Prospectus dated February 1, 2007, and supplemented April 2, 2007

Change in Portfolio Managers

In the section entitled “Management,” the text under “Meet the Portfolio Managers” on pages 11 – 12 is deleted and replaced with the following:

        MEET THE PORTFOLIO MANAGERS

The advisory committee described below is primarily responsible for the day-to-day management of the Fund.

Credit Suisse utilizes a team of portfolio managers and traders to manage the Fund (the “Credit Suisse Committee”). The Credit Suisse Committee presently includes Kam T. Poon, Director, Andrew S. Lenskold, Vice President and Christopher Burton, Vice President. Credit Suisse has served as sub-adviser since the Fund’s inception.

KAM T. POON, Director. Mr. Poon is responsible for the management of the cash portion of the Fund. He is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax exempt money market securities. He joined Credit Suisse in 1997 from the Bank of New York. Mr. Poon holds B.S. and M.B.A. degrees in finance from New York University’s Stern School of Business.

CHRISTOPHER BURTON, Vice President, is a Portfolio Manager and Trader specializing in derivatives. Mr. Burton is responsible for analyzing and implementing hedging strategies, index strategies, and excess return strategies for the Fund. Prior to joining Credit Suisse in 2005, Mr. Burton served as an Analyst and Derivatives Strategist with Putnam Investments where from 2002 to 2005 he developed analytical tools and managed options based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a BS in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.

ANDREW S. LENSKOLD, Vice President. Mr. Lenskold is responsible for the management of the cash portion of the Fund. He joined Credit Suisse in 2003 as a portfolio manager for cash and enhanced cash portfolios, and provides trade support for the firm’s derivative’s group. He has extensive experience as a fixed income trader focusing on cash and short-term instruments. In 2001 he joined Abbey National Treasury Services, where he worked in sales and marketing for short-term fixed income products. Mr. Lenskold holds a B.A. in political science from Yale University and an M.B.A. in accounting and finance from Washington University.

Please retain this Supplement with your Prospectus for future reference.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL CONTRA FUND

Supplement dated May 7, 2007, to the

Statement of Additional Information
 dated February 1, 2007, and supplemented April 2, 2007

Change in Portfolio Managers

In the section entitled “Portfolio Management,” the table on page 20 is deleted and replaced with the following:

US Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Kam Poon	6	$7,956,568,115	1	$69,468,101	32	$54,234,087,844
Andrew Lenskold	6	$7,956,568,115	1	$69,468,101	32	$54,234,087,844
Christopher Burton	2	$428,926,050	21	$339,175,690	14	$66,997,502

Please retain this Supplement for future reference.